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Cliffs Natural Resources Inc.

(Name of Registrant as Specified In Its Charter)

Casablanca Capital LP

Donald G. Drapkin

Douglas Taylor

Robert P. Fisher, Jr.

Celso Lourenco Goncalves

Patrice E. Merrin

Joseph Rutkowski

Gabriel Stoliar

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THE CASE FOR CHANGE AT CLIFFS June 2014

CASABLANCA CAPITAL

Disclaimer

1

This presentation with respect to Cliffs Natural Resources, Inc. ("Cliffs" or the "Company") is for general informational purposes only. It does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive this presentation, and should not be taken as advice on the merits of any investment decision. The views expressed herein represent the opinions of Casablanca Capital LP ("Casablanca"), and are based on publicly available information and Casablanca analyses. Certain financial information and data used herein have been derived or obtained from filings made with the SEC by the Company or other companies considered comparable, and from other third party reports. Casablanca has not sought or obtained consent from any third party to use any statements or information indicated herein. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. No representation or warranty is made that data or information, whether derived or obtained from filings made with the SEC or from any third party, are accurate.

There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections, pro forma information and potential impact of Casablanca's action plan set forth herein are based on assumptions that Casablanca believes to be reasonable, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material. This presentation does not recommend the purchase or sale of any security. Casablanca reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Casablanca disclaims any obligation to update the information contained herein.

Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security. Private investment funds advised by Casablanca currently hold shares of the Company's common stock. Casablanca manages investment funds that are in the business of trading – buying and selling – public securities. It is possible that there will be developments in the future that cause Casablanca and/or one or more of the investment funds it manages, from time to time (in open market or privately negotiated transactions or otherwise), to sell all or a portion of their shares (including via short sales), buy additional shares or trade in options, puts, calls or other derivative instruments relating to such shares. Casablanca and such investment funds also reserve the right to take any actions with respect to their investments in the Company as they may deem appropriate.

CASABLANCA CAPITAL LP, DONALD G. DRAPKIN AND DOUGLAS TAYLOR (COLLECTIVELY, "CASABLANCA") HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF CLIFFS NATURAL RESOURCES INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2014 ANNUAL MEETING OF STOCKHOLDERS. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CASABLANCA, ROBERT P. FISHER, JR., CELSO LOURENCO GONCALVES, PATRICE E. MERRIN, JOSEPH RUTKOWSKI AND GABRIEL STOLIAR (COLLECTIVELY, THE "PARTICIPANTS") BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD HAVE BEEN FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, OKAPI PARTNERS LLC, CASABLANCA'S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING (212) 297-0720 OR TOLL-FREE AT (877) 274-8654.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FILED BY CASABLANCA WITH THE SEC ON JUNE 12, 2014. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

2 Table of Contents I Executive Summary A The Casablanca Solution II Cliffs’ History of Failed Empire - Building III Deceptive Communications Mask Ongoing Problems IV Governance Concerns: Entrenchment and Disorganization A A History of Poor Board Oversight and Decision - making a Strategic Planning Paralysis B Entrenchment Tactics C Poor Alignment with Shareholders D Poor Director and Executive Qualifications V The Casablanca Plan to Unlock Value A Effective Board and New Leadership for Cliffs B Implementation Plan VI Closing Thoughts Appendix

I Executive Summary 3

4 How d id Cliffs’ Board waste $9 billion?...

5 Cliffs has lost its focus… U.S. Iron Ore Eastern Canadian Iron Ore Asia Pacific Iron Ore North American Coal Development Projects U.S. Iron Ore 62% Asia Pacific Iron Ore 31% NA Coal 7% U.S. Iron Ore 13% Asia Pacific Iron Ore 9% NA Coal 15% Eastern Canadian Iron Ore 63% 2013 Segment EBITDA (a) 2013 Segment Assets Core business for over 165 years (a) Excludes ECIO, which contributed ($14mm) EBITDA in 2013. Segment EBITDA calculated as revenue less cash costs (including railroad obli gat ions and volume penalties for ECIO) plus depreciation and amortization. Expansion attempts over the last ~10 years Mismatch between where Cliffs has invested… …and where it makes money

6 …and remains burdened by legacy problems

7 Shareholder value has plummeted by 85%… Note: Reflects closing price on June 20, 2014. $14.54 Jan 2011: Announced acquisition of Bloom Lake for $4.9 billion. Share price closed at $ 84.96 Jul 2011: Share price reached 5 - year high of $101.43 0.00 20.00 40.00 60.00 80.00 100.00 $120.00 1/1/11 7/31/11 2/27/12 9/25/12 4/24/13 11/21/13 6/20/14 Feb 2013: Announced 76% dividend cut and ~$1.0 billion dilutive equity issuance 20% decline in a single day

8 2013 (a) Cliffs was dropped from the S&P 500 Index on March 26, 2014. Reflects pricing through June 20, 2014. YTD 2014 (a) (17%) (19%) (20%) (21%) (22%) (26%) (27%) (27%) (32%) (50%) (60%) (40%) (20%) 0% Mosaic Co/The CenturyLink HCP FirstEnergy Corp Intuitive Surgical Teradata Corp Peabody Energy Corp Edwards Lifesciences Corp Cliffs Natural Resources Newmont Mining Corp …making Cliffs one of the worst - performing stocks (a ) … (19%) (19%) (19%) (22%) (25%) (29%) (30%) (32%) (38%) (45%) (50.0%) (25.0%) 0.0% GameStop Corp Amazon.com Inc Tractor Supply Co PetSmart Inc Bed Bath & Beyond Inc Best Buy Co Inc Staples Inc Whole Foods Market Inc Coach Inc Cliffs Natural Resources Comparison with S&P 500 Components

9 …with bets against Cliffs at record highs… 35.0% Cliffs Short Interest Since January 2011 0.0% 10.0% 20.0% 30.0% 40.0% 1/15/11 8/8/11 2/29/12 9/21/12 4/14/13 11/5/13 5/29/14 1/1/11 5/30/14

10 Note: Reflects closing price on June 20, 2014. XME reflects peer group utilized by Company in its proxy materials. Iron ore majors comprised of BHP, RIO, FMG and VALE. 1 Year Return 3 Year Return 5 Year Return …as total returns have consistently underperformed… (15%) 24% 20% 26% (100%) (50%) 0% 50% 100% 150% CLF XME Iron Ore Majors S&P 500 (81%) (34%) (6%) 62% (100%) (50%) 0% 50% 100% 150% CLF XME Iron Ore Majors S&P 500 (29%) 26% 31% 144% (100%) (50%) 0% 50% 100% 150% CLF XME Iron Ore Majors S&P 500

11 …yet the Board continued to reward Management $10.2 $16.0 $23.8 $21.0 $26.8 0.0 5.0 10.0 15.0 20.0 25.0 $30.0 2009 2010 2011 2012 2013 Management Compensation ($mm) Source: Cliffs proxies dated June 10, 2014; April 1, 2013; March 23, 2012; April 4, 2011 and March 26, 2010.

A The Casablanca S olution 12

13 We believe fundamental change is needed • Race to scale • Growth at any price • De - emphasis of U.S. Iron Ore • Shift from operator to developer • Bloated overhead • Expansion beyond core iron ore • Increased exposure to seaborne commodity market Missteps during commodity supercycle 2001 – 2011 What must be done today • Focus on core expertise • Leverage strategic position • Manage through oversupply • Improve costs and capital allocation • Emphasize sustainability over growth • Return capital Cliffs must be repositioned

14 The Casablanca plan Install new leadership  Refocus on core U.S . business  Stop the bleeding at Bloom Lake  Exit i nternational  Divest non - core assets  Address cost structure  Return capital to shareholders  Explore second - stage value - creation opportunities 

15 Casablanca’s Board nominees are highly qualified… Lourenco Goncalves Former Metals USA CEO Gabriel Stoliar Former Vale CFO and EVP Rip Fisher Former Goldman Sachs Head of Mining Patrice Merrin Former Luscar CEO Joseph Rutkowski Former Nucor EVP Douglas Taylor Managing Partner and CIO, Casablanca

16 …with deep experience across multiple disciplines Financial/Transactional Metals & Public Company Experience Experience Mining Other Investment Principal Name Experience CEO Executive Board Banking Investing Lourenco Goncalves x x x x Rip Fisher x x x x Patrice Merrin x x x x Joseph Rutkowski x x Gabriel Stoliar x x x x Douglas Taylor x x x

17 Our Board nominee qualifications Nominees Key Qualifications Lourenco Goncalves CEO Candidate  Hired as CEO of Metals USA in February 2003; took the company private in November 2005; IPO’d the company in April 2010 and sold the company to Reliance Steel & Aluminum in April 2013  CEO of California Steel Industries from March 1998 to February 2003 Rip Fisher  Former Goldman Sachs Managing Director, Head of Mining and Head of Canadian Corporate Finance and Investment Banking  Former Director of CML HealthCare Inc., Chairman of Compensation Committee and Independent Committee to study Strategic Alternatives (company sold for 49% premium) Patrice Merrin  Director of Stillwater Mining  Former Chairman of CML HealthCare Inc.  Director of Climate Change and Emissions Management Corp.  Former CEO of Luscar and Executive Vice President of Sherritt International Joseph Rutkowski  Former Nucor Corporation Executive Vice President of Business Development Gabriel Stoliar  Managing Partner of Studio Investimentos, an asset management firm  Former Vale S.A. CFO and Executive Director of Planning & Business Development  Former BNDES Executive Director  Current Chairman of Tupy (publicly traded) Douglas Taylor  Managing Partner and Co - CIO of Casablanca Capital LP  Former Lazard Frères & Co and Wasserstein Perella Managing Director  Former Director and CFO of Sapphire Industrials

18 Casablanca is not seeking to “take control” of Cliffs • Wrong to assert Casablanca seeks “full control of Cliffs’ Board… without paying a control premium” • All of our nominees would be independent directors at Cliffs and owe fiduciary duties equally to all shareholders • Five of our director nominees are independent of Casablanca • Have no prior relationship with Casablanca • Do not (and will not) receive any compensation from Casablanca • Casablanca is only seeking a majority to ensure new executive leadership is installed at this critical juncture • Our proposed settlement agreement provided for three out of nine directors with Mr. Goncalves as Executive Chairman and Gary Halverson remaining as CEO Meaningful change would benefit all shareholders

19 Key terms of the settlement that Cliffs rejected: Casablanca and Cliffs shook hands on a settlement agreement during an in - person meeting in New York on March 14, 2014 • Casablanca appoints three directors to a nine - member Board • Board size reduced from eleven to nine • Mr. Goncalves is installed as Executive Chairman • Mr. Halverson remains CEO and reports to Mr. Goncalves • Casablanca nominees take meaningful but not controlling roles on Board committees • Two nominees on four - member Strategy Committee, with Mr. Goncalves as Chairman • One nominee on each other Board committee Proposal rejected by Cliffs’ Board after five weeks of stall tactics

20 Entrenchment tactics employed by the Board Indefinitely delayed Annual Meeting • Falsely asserted Casablanca requested delay (a) • Waited until Casablanca threatened consent solicitation to schedule meeting • Scheduled meeting ~3 months late Misleading statements regarding settlement objectives • No contact, or counteroffer, since reversing course and rejecting agreed - upon settlement on April 20, 2014 • Ongoing public statements regarding openness to settlement discussions without even engaging Rushed CEO appointment • Mr. Halverson appointed CEO one day after Casablanca announced Mr. Goncalves as CEO candidate Threatened proxy put • Threatened shareholders with liquidity crisis to stay in office • Stalled for a month and fought shareholder litigation before finally approving Casablanca’s nominees Nominated only 9 of 11 candidates • Cosmetic attempt to appear inclusive of Casablanca • Avoids real change by limiting Casablanca representation Notes appear at the end of the section.

21 Entrenchment tactics employed by the Board (cont’d) “Dead hand” change of control provisions in employee severance agreements • New provision in employee severance agreements • Vests severance in successful proxy contests — even if dissident’s nominees are approved by incumbents Attempted to revoke shareholder - friendly provisions in charter • Attempted repeal of cumulative voting • Attempted repeal of shareholder right to approve bylaw amendments CEO lobbying for Board members • Not focused on running Cliffs at this critical juncture • Out of office on whistle - stop tour to save incumbent Board Hired an arsenal of high - priced advisors • Law firm #1: Wachtell, Lipton, Rosen & Katz • Law firm #2: Jones Day • Investment banker #1: JPMorgan • Investment banker #2: Bank of America Merrill Lynch • Public Relations: Joele Frank, Willkinson Brimmer Katcher • Proxy solicitor: D.F. King & Co.

22 Continuing a pattern of historical behavior Annual Meeting Company - Sponsored Proposals to Strip Shareholders of Important Rights Result 2012 Remove shareholder right to approve bylaw amendments Failed 2013 Remove shareholder right to approve bylaw amendments Failed Eliminate cumulative voting Failed

23 (a) Cliffs’ record date was originally set for March 7, 2014 — a deadline that was only four days away when the Company contacted Casa blanca on March 3, 2014, and indicated its desire to discuss a settlement. In this highly - preliminary discussion, Casablanca suggested that delaying the impending record date might be a productive way to lay the groundwork for meaningful settlement discussions. Cliffs responded by indefinitely suspending its a nnu al meeting date — stating it was doing so “in order to accommodate this request.” Casablanca only suggested that the record date be pushed back, but did not a t a ny time request that the annual meeting itself be delayed . Notes

II Cliffs’ History of Failed Empire - Building 24

25 Cliffs’ Board has pursued a failed strategy of empire - building… • Cliffs has operated as a viable, U.S. - based iron ore miner for over 165 years • In the past decade, Management — with Board support — chose to expand beyond its core Great Lakes iron ore franchise, in what we believe was a pursuit of higher commodity prices at shareholders’ expense • We believe this stemmed from: • “Build it big” mentality that fed rampant spending and indiscriminate capex (including Cliffs’ attempts to become a developer) • “Scale at any cost” mindset • Led Management to over expand beyond core competencies, entering non - core businesses and geographies and taking on excessive debt

CASABLANCA CAPITAL
26

...creating a poster child for "deworsification"...

	Selected Expansion Attempts:					
Strategy	Bloom Lake	Coal[a]	Chromite[b]	Amapá[c]	Wabush[d]	Total
Diversify into New Commodity		✓	✓			
Diversify Geographically	✓		✓	✓	✓	
New Project Development	✓		✓	✓		
Cost *($ in millions)*	$6,400	$1,350	$500	$500	$285	$9,035
Result	**Loss making**	**Loss making**	**Halted**	**Sold for de minimis value**	**Idled for $100 million**	**$9 billion wasted with $0 contributed to earnings**

Notes appear at the end of the section.

27 …starving shareholders… Capital Allocation $290 $290 $92 $518 $619 ($862) ($2,870) ($3,253) ($9,000) ($7,000) ($5,000) ($3,000) ($1,000) $1,000 Share Repurchases Common Dividends Capital Spending ($7,293) ($8,671) Capital Spending ( inc l . M&A) 5 Year (c) 3 Year (b) 1 Year (a) ($mm) s (a) From Q1 2013 to Q4 2013. (b) From Q1 2011 to Q4 2013. (c) From Q1 2009 to Q4 2013.

28 …unnecessarily running up debt… Debt (a) $440 $525 $525 $1,713 $3,684 $4,055 $3,044 0 750 1,500 2,250 3,000 3,750 $4,500 2006 2007 2008 2009 2010 2011 2012 2013 Rapid increase over last four years ($mm) ~$1.0 billion dilutive equity issuance (a) Each of the years ended 12/31.

29 …but continuing to reward Management $10.2 $16.0 $23.8 $21.0 $26.8 0.0 5.0 10.0 15.0 20.0 25.0 $30.0 2009 2010 2011 2012 2013 Management Compensation ($mm) Source: Cliffs proxies dated June 10, 2014; April 1, 2013; March 23, 2012; April 4, 2011 and March 26, 2010.

30 The Bloom Lake money pit

CASABLANCA CAPITAL

31

Bloom Lake: a $6.4 billion misadventure


Wabush Mine
Bloom Lake Mine
Pointe-Noire

Description

- Produces premium 66% iron ore concentrate
  - Transported by rail to port of Pointe Noire, Québec for shipping
- JV partnership with Wuhan Iron and Steel Corp
  - In Nov. 2013, Wuhan reduced its 25% interest in Bloom Lake to 17%

Cost: $6.4 billion

- $4.9 billion to acquire asset (Jan. 2011)
- $1.5 billion capex spent since acquisition

Results:

- Phase II expansion on hold
- Phase I remains loss making
- Up to $800 million ongoing capex needs[(a)]
- Ongoing liabilities
  - Take-or-pay railroad penalties ($60+ million/yr)[(b)]
  - Volume commitments to JV partner
- Regularly revised operating projections, budget and timeline

$6.4 billion bet on forever-high commodity prices

(a) Per Management guidance on Q3 2013 earnings call.
(b) Management estimated ~$14 – 16 million/quarter for take-or-pay railroad contracts per 2013 10-K.

32 A $1.4 billion lump of coal Cost: $1.4 billion • $750 million to acquire asset (July 2010) • $600 million capex spent since acquisition Results: • Expected to be loss - making in 2014 (a) • Revenue ($/t): $80 – $85 • Cash cost ($/t): $85 – $90 • Management synergy expectations never realized • Achieved breakeven profitability at best $1.4 billion misconceived, non - core, volatile and loss - making expansion Description • Coal assets located in West Virginia and Mississippi • Pinnacle Complex • Oak Grove • Cliffs Logan County Coal • Primarily produce metallurgical coal (a) Revenue and cash costs reflect latest management guidance.

33 Ring of Fire c onsumes $500 million Cost: $500 million • $230 million to acquire asset (Nov 2009 / May 2010) • $270 million capex spent since acquisition Results: • Presumed a $2 billion road would appear • Ontario regulators rejected Cliffs’ request for land rights to build a road — without road, there appears no current means of moving ore out of the site • Announced plan to indefinitely suspend project (Nov 2013) • Announced plan to sell exploration camp to Noront Resources (May 2014) $500 million bet without necessary infrastructure on an over - supplied commodity Description • Ring of Fire chromite assets located in the James Bay lowlands of Northern Ontario (Ring of Fire) • Black Label (100% interest) • Black Thor (100% interest) • Big Daddy (70% interest)

34 (a) Based on $757 million acquisition of West Virginia Coal (7/6/10) plus ~$470 million cumulative capex between 2010 and 2013. Exc ludes impact of Sonoma Coal (acquired for $140 million (1/9/07), divested for $141 million (7/10/12)). 2014 breakeven assumption based on midpoint of Company guidance of $85 – $90 expected revenues/ton and $85 – $90 expected cash costs/ton. (b) $500 million estimated total investment includes ~$70 million per year for feasibility and assessment studies, over 3 years. (c) Based on $498.6 million book value and accounted for under the equity method as of 12/31/11. (d) Based on $103 million purchase price (initial stake acquired (1/1/97) for $15 million and remaining interest acquired (10/9/0 9) for $88 million), plus Casablanca - estimated $80 million cumulative capex, plus Company - announced $100 million idling costs. Cumulative capex estimate d based on difference between $183 million asset impairment charge incurred in Q4 2013 and $103 million cumulative purchase price. Notes

III Deceptive Communications Mask Ongoing Problems 35

36 Cliffs Management asserts it is addressing its problems

Cliffs Claim: “FY 2014 capital spending budget decreased 65%” 37 Capex “cuts” mask current future spending obligations… Casablanca Observations • Add Back: • ~$800 million sustaining capex forecast on Bloom Lake over next four years (a) • No disclosure on status of remaining capex requirements Deferring capex is not the same as cutting it $275 – 325 million $375 – 425 million Initial Budget $835 – 885 million First Revision Second Revision Source: Cliffs investor presentation on June 18, 2014. Cliffs announced first revision to capital spending on February 11, 2014 and second revision on May 27, 2014. (a) Per Management guidance on Q3 2013 earnings call.

38 …and don’t address money - losing Bloom Lake operations $175 – $475 million potential operating losses over next five years at Bloom Lake Bloom Lake Phase I Casablanca Estimates 2014 2015 2016 2017 2018 Iron Ore Price $114.0 $100.0 $100.0 $100.0 $100.0 Freight Differential (25.0) (22.5) (22.5) (22.5) (22.5) Product Premium 7.5 8.0 8.0 8.0 8.0 Net Realized Price $96.5 $85.5 $85.5 $85.5 $85.5 Volumes 6.5 6.5 6.5 6.5 6.5 Revenues $627.3 $555.8 $555.8 $555.8 $555.8 COGS 568.8 552.5 536.3 536.3 536.3 Cash Costs $87.5 $85.0 $82.5 $82.5 $82.5 Gross Margin $58.5 $3.3 $19.5 $19.5 $19.5 Take-or-Pay (60.0) (60.0) (60.0) (60.0) (60.0) Operating Loss @ $100/t ($1.5) ($56.8) ($40.5) ($40.5) ($40.5) Memo: Operating Loss @ $90/t ($40.5) ($121.8) ($105.5) ($105.5) ($105.5) ($ in millions, except iron ore price and volume)

Cliffs Adjusted Decrease Q1 2014 Q1 2013 ($ mm) % SG&A (46.1) (48.4) (2.3) (5%) Exploration (4.2) (22.7) (18.5) (81%) Total (50.3) (71.1) (20.8) (29%) Q1 2014 Results Cliffs Claim (a) : “SG&A and Exploration expenses decreased 30% (a) ” 39 Similarly, claims of SG&A strike us as misleading … (a) Source: Cliffs Q1 2014 earnings investor presentation on April 25, 2015 and investor presentation on June 18, 2014. (a) Excludes $5 million severance - related expenses . Casablanca Observations LTM 2014 Results Cliffs Claim: “LTM SG&A and Exploration expenses decreased 34%” LTM SG&A SG&A is down only ~15% Decrease occurred before Halverson hired 288 273 241 248 232 234 8% (2%) (17%) (15%) (19%) (14%) (30%) (20%) (10%) 0% 10% 100 200 $300 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Y - o - Y Change ($ in millions) Exploration failures at Ring of Fire repackaged as budget cuts Only $2.3 million cut from SG&A

CASABLANCA CAPITAL

40

…as are claims on headcount reduction…

Cliffs Claim:	Casablanca Observations
"39% decrease in Officer-level executives over the last 12 months"	• 5 people cut • Total Corporate headcount remains at 442[a]

Executives 2013	Executives 2014
Joseph Carrabba, CEO	Gary Halverson, CEO
Laurie Brlas	William Boor
William Boor	Terry Fedor
Donald Gallagher	Terrance Paradie
Terrance Paradie	Clifford Smith
Clifford Smith	Kelly Tompkins
Kelly Tompkins	David Webb
David Webb	Timothy Flanagan
Timothy Flanagan	
Duke Vetor	
David Blake	
Steven Raguz	
Terrence Mee	

Only 5 people cut
(5 ÷ 13 = 39%)

(a) Cliffs Natural Resources 2013 10-K.

41 …with over 440 people still at Corporate… (a) Cliffs Natural Resources 2013 10 - K; information as of December 31, 2013. Eastern North Asia CorporateU.S. CanadianAmerican Pacific & Support Iron Ore Iron Ore Coal Iron Ore Services Other Total Salaried 700 407 379 177 442 28 2,133 Hourly 2,825 973 1,207 - - - 5,005 Total 3,525 1,380 1,586 177 442 28 7,138

Corporate Offices (a) : 42 …and a sprawling global footprint (a) Cliffs Natural Resources 2013 10 - K. Cliffs has seven Corporate offices

IV Governance Concerns: Entrenchment and Disorganization 43

44 Casablanca’s governance concerns: Poor Board oversight and decision - making Entrenchment tactics Poor alignment with shareholders Poor director and executive qualifications

45 ISS Quickscore: 8 [ Source: ISS Governance QuickScore Profile.

A A History of Poor Board Oversight and Decision - making 46

47 Poor Board oversight and decision - making Board Responsibility Decision Consequences Setting Strategy Diversify into international seaborne iron ore market • Increased risk by moving Cliffs into highly - volatile international commodity markets • Put Company in direct competition with large - cap miners • Added corporate overhead required to administer far - flung operations and market product abroad Diversify away from Iron Ore • Moved Cliffs into over - supplied markets (coal, ferrochrome) where it lacked any competitive advantages Become a developer • Entered business without any expertise • Increased risk profile by adding development risk to commodity risk • Created valuation uncertainty as development projects ran over budget, forecasts were reduced and completion schedules were delayed

48 Poor Board oversight and decision - making (cont’d) Board Responsibility Decision Consequences Approving Acquisitions Acquire Consolidated Thompson / Bloom Lake • $4.9 billion, plus additional $1.5 billion capex spent on further development • Remains unprofitable and became a significant valuation overhang for entire Company Acquire coal assets • Over $1.5 billion spent on three transactions • Coal assets remain unprofitable Acquire Chromite Ring of Fire • $500 million spent between acquisition and subsequent capex on project that is now on hold Acquire remainder of Wabush • Project shut down at over $100 million cost • Total cost approximately $285 million Approve purchase price of acquisitions • Substantial acquisitions executed at top of the market for high valuations in industry known for its cyclicality • Substantial write - downs of over $1.5 billion in last two years

49 Poor Board oversight and decision - making (cont’d) Board Responsibility Decision Consequences Approving Capex Budget Continue spending money to develop Bloom Lake • Company became one of the most shorted stocks on the S&P 500 as outcome of development became increasingly cloudy Continue investing in Ring of Fire • $500 million invested before Company learned it had no road access to mine site Continue to fund exploration budget • No new viable projects developed Approving Corporate Finance Transactions Issue debt to acquire Consolidated Thompson • $2.25 billion increase in debt Issue preferred equity and cut dividend • Stock price dropped 20% in single day when issuance announced • Project for which proceeds were earmarked (Bloom Lake) not built • No apparent penalties in Management compensation

50 Poor Board oversight and decision - making (cont’d) Board Responsibility Decision Consequences Setting Compensation Secret & subjective benchmarking • Opaque “fudge factor” in determining bonuses • Bonuses paid at or over target in most years, regardless of results No capex / ROE weighting for cash bonuses • Did not hold Management responsible for profligate capital spending with poor results Constantly - shifting earnings metrics used to determine bonuses • Earnings targets magically met new targets and bonuses were paid Leadership Succession Planning Granted Kirsch rotating titles • Held five positions — Director, Lead Director, Chairman, Executive Chairman and Non - executive Chairman — within 12 months Hired CEO - in - training • Reviewed 90 candidates • Unable to identify a CEO and settled on a COO • Rushed COO into CEO spot in response to Casablanca

51 Majority of existing Board approved Bloom Lake Directors Cliffs Director Since Richard K. Riederer 2002 Susan M. Cunningham (a) 2005 Barry J. Eldridge 2005 Susan M. Green 2007 Janice K. Henry 2009 James Kirsch 2010 Andrés R. Gluski (a) 2011 Timothy W. Sullivan 2013 Mark E. Gaumond 2013 Gary B. Halverson 2013 Stephen Johnson 2013 6 of 11 current directors approved the Consolidated Thompson/ Bloom Lake transaction ($4.9 billion) 9 of 11 approved subsequent investment in Bloom Lake (additional ~$ 1.5 billion) (a) Not standing for reelection.

a Strategic Planning Paralysis 52

53 Strategic planning paralysis

54 The old strategy : growth at any cost Screenshot of Cliffs Website Source: http:// www.cliffsnaturalresources.com/EN/aboutus/GrowthStrategy/Pages/default.aspx as of March 5, 2014. Cliffs’ website as of March 5, 2014 (Removed after Casablanca criticized it)

55 The new non - strategy: a wheel of platitudes Source: http://www.cliffsnaturalresources.com/EN/aboutus/VisionMission/Pages/default.aspx as of June 20, 2014. Cliffs’ website as of June 20, 2014 Pretty, but no substance, in our view

B Entrenchment Tactics 56

57 The Board has gone to great lengths to entrench itself

58 Entrenchment tactics employed by the Board Indefinitely delayed Annual Meeting • Falsely asserted Casablanca requested delay (a) • Waited until Casablanca threatened consent solicitation to schedule meeting • Scheduled meeting ~3 months late Misleading statements regarding settlement objectives • No contact, or counteroffer, since reversing course and rejecting agreed - upon settlement on April 20, 2014 • Ongoing public statements regarding openness to settlement discussions without even engaging Rushed CEO appointment • Mr. Halverson appointed CEO one day after Casablanca announced Mr. Goncalves as CEO candidate Threatened proxy put • Threatened shareholders with liquidity crisis to stay in office • Stalled for a month and fought shareholder litigation before finally approving Casablanca’s nominees Nominated only 9 of 11 candidates • Cosmetic attempt to appear inclusive of Casablanca • Avoids real change by limiting Casablanca representation Notes appear at the end of the section.

59 Entrenchment tactics employed by the Board (cont’d) “Dead hand” change of control provisions in employee severance agreements • New provision in employee severance agreements • Vests severance in successful proxy contests — even if dissident’s nominees are approved by incumbents Attempted to revoke shareholder - friendly provisions in charter • Attempted repeal of cumulative voting • Attempted repeal of shareholder right to approve bylaw amendments CEO lobbying for Board members • Not focused on running Cliffs at this critical juncture • Out of office on whistle - stop tour to save incumbent Board Hired an arsenal of high - priced advisors • Law firm #1: Wachtell, Lipton, Rosen & Katz • Law firm #2: Jones Day • Investment banker #1: JPMorgan • Investment banker #2: Bank of America Merrill Lynch • Public Relations: Joele Frank, Willkinson Brimmer Katcher • Proxy solicitor: D.F. King & Co.

60 Some details on the Board’s proxy put brinksmanship: • Board implicitly threatened to use “Proxy Put ” to preserve power • Cliffs Preliminary Proxy: Election of majority Casablanca slate could trigger a change of control under the senior notes, potentially compelling Company to repurchase notes • Failed to disclose: Board could have immediately defused Proxy Put by approving Casablanca nominees (not as an endorsement, but for the narrow purpose of not triggering the Proxy Put) • Common corporate practice, in our view • Entrenchment tactic constitutes a breach of the Board’s fiduciary duties, in our view • Delaware Court of Chancery, in Kallick v. SandRidge Energy (2013): • Ultimate approval came only after pressure from Casablanca and other shareholders • One month of delays for Board to “consider” nominees that were originally announced on March 6, 2013 • Fought shareholder litigation (three separate actions brought) … there is immediate, irreparable harm when the directors of a corporation leverage a proxy put to enhance the incumbent Board’s chances of procuring stockholder votes …

61 The Board’s new “dead - hand” employment agreements... Key Provisions of Change in Control Severance Agreements (a) Summary Actual Language “Change in Control” triggered if Incumbent Board is replaced… “‘Change in Control’ means: … (ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board;… …unless the Incumbent Board approves incoming Board members… “…provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board,… ...but activists’ nominees don’t count, even if the Board approves them “…but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board” Unusual, in Casablanca’s view, and just added this year (a) Filed as exhibit 10.1 to Cliffs 2013 10 - K.

62 …continue a pattern of historical behavior Annual Meeting Company - Sponsored Proposals to Strip Shareholders of Important Rights Result 2012 Remove shareholder right to approve bylaw amendments Failed 2013 Remove shareholder right to approve bylaw amendments Failed Eliminate cumulative voting Failed

63 (a) Cliffs’ record date was originally set for March 7, 2014 — a deadline that was only four days away when the Company contacted Casa blanca on March 3, 2014, and indicated its desire to discuss a settlement. In this highly - preliminary discussion, Casablanca suggested that delaying the impending record date might be a productive way to lay the groundwork for meaningful settlement discussions. Cliffs responded by indefinitely suspending its a nnu al meeting date — stating it was doing so “in order to accommodate this request.” Casablanca only suggested that the record date be pushed back, but did not a t a ny time request that the annual meeting itself be delayed . Notes

C Poor Alignment with Shareholders 64

65 The Board’s approach to executive compensation…

66 …rewarding Management for failed strategies… • Short - term executive bonus review process lacks transparency • Undisclosed and discretionary “corporate strategic objectives” factor given significant weight and was funded over target in most years (see following slide for details) • Earnings factors frequently “adjusted” and different in each of the last four years • No weightings for Return on Invested Capital, or other factors impacted by capital deployed • CEO paid $34+ million over last five years • Executive Chairman paid $1.2 million in 2013 and has $4.5 million pay opportunity in 2014 • New COO Halverson paid $2.6 million in 2013 for 43 days of work • Roughly $60,000 per day • All other directors in aggregate own below 0.3% of shares outstanding • Less than $5.0 million at current prices

67 …using a “fudge factor” to calculate bonuses… • Undisclosed “Corporate Strategic Objectives” factor is key executive bonus component • Factor is subjective and determined by Compensation Committee • The Company maintains that the criteria for determining this factor is confidential for competitive reasons Note: Reflects “Funded” component of Executive Management Performance Incentive (“EMPI”) plan. (a) Per Cliffs proxies dated June 10, 2014; April 1, 2013; March 23, 2012; April 4, 2011 and March 26, 2010. "Corporate Strategic Objectives" Factor Weighting in Executive Short-Term Incentive Plan 2009 2010 2011 2012 2013 Target Weighting 25.0% 25.0% 25.0% 25.0% 25.0% Funding 42.0% 45.0% 50.0% 20.0% 30.0% Eldridge Eldridge Eldridge Eldridge Eldridge McAllister McAllister McAllister McAllister Gaumond Phillips Phillips Kirsch Kirsch Kirsch Cambre Henry Henry Henry Sullivan Sullivan Compensation Committee members standing for reelection Compensation Committee Membership Funded above target in four of the last five years (a) “Corporate Strategic Objectives” Factor Weighting in Executive Short - Term Incentive Plan (a)

CASABLANCA CAPITAL

68

…that rewarded Management for Bloom Lake and Chromite…

"…in 2013, the Corporate Strategic Objectives included areas such as operational excellence (safety, environmental), growth and diversification ***(including the Bloom Lake expansion and Ferrochrome)****, global execution (including talent management, labor strategy and diversity), balance sheet improvement and working capital allocation."*

—Cliffs Proxy dated June 10, 2014 (emphasis added)

Bonuses paid for these results

($ in millions)	Capex & Acquisition Cost		2013 Operating Margin	2013 Return on Assets[c]
Project	2013	Cumulative		
Bloom Lake[a]	~($600)	($6,000)	$71[b]	~1.2%
Ferrochrome (Chromite)	~($40)	($500)	–	0%

(a) Bloom Lake 2013 capex and operating figures estimated by Casablanca based on Company's disclosed figures for Eastern Canadian Iron Ore segment, backing out estimated figures for Wabush of $30 million 2013 sustaining capex and operating margin of ($80) million, based on Wabush volumes of 2.8 million tons, cash costs of $143 per ton and realized price of $114.5 per ton.

(b) Casablanca estimate. Assumes Bloom Lake (ex: Wabush) operating margin of $155 million ($75 million 2013 ECIO operating margin less ($80) million operating margin at Wabush) less $60 million take-or-pay payment. Resulting operating margin of $95 million is then adjusted for Wuhan's 25% stake, resulting in $71 million attributable to Cliffs.

(c) Reflects operating margin divided by total invested assets.

Weighting Factors of Executive Short-Term Incentive Plan 2009 2010 2011 2012 2013 Earnings Earnings Metric Used for Bonuses Adj. Pre-tax Earnings Adj. Pre-tax Earnings None Net Income Adjusted EBITDA Target 50.0% 50.0% – 20.0% 20.0% Funded 38.1% 37.6% – 0.0% 26.2% Operating Production Volumes – – 25.0% 27.5% 30.0% Realized Price – – 25.0% – – Cost Controls 25.0% 25.0% 25.0% 27.5% 25.0% Subtotal 25.0% 25.0% 75.0% 55.0% 55.0% 69 …and created questionable Management incentives… (a) Reflects aggregated metric for each category — actual weightings are further broken down by geographical segment. See Company pro xies for disclosure for details. (a) (a) (a) Earnings metric changed four times in four years; increasing emphasis on volumes No weighting to account for capital spend despite $ 9 billion of failed expenditures Over $1.5 billion in write - downs in last two years, but no penalty to Management Weighting Factors of Executive Short - Term Incentive Plan Earnings Operating

70 …without regard for shareholder returns Year - on - Year Total Shareholder Returns 2009 2010 2011 2012 2013 5 - Year Total $5.4 $5.6 $6.4 $6.2 $10.7 (a) $34.3 (60%) (40%) (20%) 0% 20% 40% 60% 80% CLF XME Cliffs underperforms the benchmark XME ETF (a) Includes $7.1 million severance. 2013 figures reflect only Joseph Carrabba’s compensation. Mr. Carrabba retired as CEO effe cti ve November 11, 2013. Does not reflect additional $2.5 million paid to Gary Halverson as COO and $1.2 million paid to James Kirsch in 2013. CEO compensation increased as shareholder returns plummeted ($ in millions) 2011 2012 2013 2009 2010 CEO Compensation

71 Buried details on Executive Chairman compensation… 2013 Executive Compensation (a) Where is James Kirsch’s compensation as Executive Chairman? Details on James Kirsch’s 2013 Compensation James Kirsch 2014 Compensation Opportunity (b) (a) Per Cliffs proxy dated June 10, 2014. (b) Per Letter Agreement between Cliffs and James Kirsch dated December 4, 2013. Mr. Kirsch ceased to be Executive Chairman on Ma y 2 3, 2014. Name Total ($) Gary B. Halverson $2,539,145 Terrance M. Paradie 1,156,654 P. Kelly Tompkins 1,985,267 Donald J. Gallagher 3,881,130 Colin Williams 1,313,262 William Hart 1,168,045 Joseph A. Carrabba 10,744,662 Laurie Brlas 3,983,243 Total $26,771,408 Cash $333,750 Phantom Stock (Cashed Out) 750,000 RSUs 85,000 RSU Dividends 3,450 Housing Expenses 21,400 Total $1,193,600 Target Max Base Salary $800,000 $800,000 Target Bonus 960,000 1,920,000 Long Term Incentive 1,800,000 1,800,000 Total $3,560,000 $4,520,000 Omitted from proxy

72 $0 Note : Calculation of cash investment excludes shares granted as part of director and executive compensation. …yet James Kirsch has never paid a penny for Cliffs stock Jim Kirsch

73 Gary Halverson is paid richly as a novice CEO… Gary Halverson’s 2013 Compensation (a) Gary Halverson’s 2014 Compensation Opportunity (a) (a) Per Cliffs proxy dated June 10, 2014. Paid $60,000 per day for 43 days’ work as CEO - in - training Target Max Base Salary $950,000 $950,000 Target Bonus 1,140,000 2,280,000 Long Term Incentive 3,562,500 3,562,500 Total $5,652,500 $6,792,500 Salary $118,750 Bonus 600,000 RSUs 1,648,350 Executive Management Incentive 139,162 Relocation Expense 32,883 Total $2,539,145

74 $0 Note : Calculation of cash investment excludes shares granted as part of director and executive compensation. …yet did not invest any of his winnings in Cliffs stock Gary Halverson CEO

CASABLANCA CAPITAL

75

Board and Management together own less than ~0.3%

Economic Exposure of Board[a]		
	Shares Granted	Shares Purchased for Cash
Executive Chairman	39,975	0
CEO	97,560	0
Other Board Members (Aggregate)	91,651	3,460[b]
Total	229,186	3,460

Board of Directors			
Name	Common Stock Ownership	$ Value	% Out.
Gary Halverson[c]	97,560	$1,418,522	0.06%
James Kirsch[c]	39,975	581,237	0.03%
Barry Eldridge	23,882	347,244	0.02%
Susan Cunningham	20,232	294,173	0.01%
Andres Gluski	12,049	175,192	0.01%
Susan Green	11,628	169,071	0.01%
Janice Henry	11,201	162,863	0.01%
Timothy Sullivan	5,823	84,666	0.00%
Mark Gaumond	5,047	73,383	0.00%
Stephen Johnson	2,728	39,665	0.00%
Richard Riederer	2,521	36,655	0.00%
Total Board of Directors	**232,646**	**$3,382,673**	**0.15%**

Executive Leadership			
Name	Common Stock Ownership	$ Value	% Out.
Kelly Tompkins	69,415	1,009,294	0.05%
William Boor	68,827	1,000,745	0.04%
Terrance Paradie	30,134	438,148	0.02%
Clifford Smith	37,685	547,940	0.02%
David Webb	17,268	251,077	0.01%
Terry Fedor	10,281	149,486	0.01%
Total Non-Board Executives	**233,610**	**$3,396,689**	**0.15%**
Total Board + Executives	**466,256**	**$6,779,362**	**0.30%**

(a) Per Bloomberg.
(b) Reflects 1,040, 1,290 and 1,130 shares acquired by Andres Gluski on November 5, 2013, May 11, 2012 and August 1, 2011, respectively. Mr. Gluski is not standing for reelection.
(c) Excluded from Executive Total.

D Poor Director and Executive Qualifications 76

77 The Board’s rushed CEO appointment…

78 …was a poor exercise of i ts fiduciary duties (a) Announced October 25, 2013. Mr. Halverson assumed the President and COO position effective November 18, 2013. One day later, Board deems Halverson ready to become CEO February January December November Casablanca’s Interpretation: Halverson needed on - the - job training before assuming the CEO spot, even by the standards of this Board November 18 Halverson appointed President and COO “to build a deep understanding of the business at an operating level before assuming the CEO leadership position” (a) January 27 Casablanca Letter detailing proposals to enhance value February 12 Casablanca proposes Lourenco Goncalves as CEO of Cliffs February 13 One day later, Cliffs announces Halverson as CEO

79 Our view: Gary Halverson is ill - equipped to be CEO • Lack of track record at Barrick Gold • Three - month stint as interim Chief Operating Officer of Barrick Gold • One of five COOs in the last two years • NO experience as a CEO or as a public - company director • NO proven leadership experience • NO experience in ferrous metals Cliffs needed a CEO able to fix mistakes of the past — instead, the Board appointed a journeyman operator that works to perpetuate the status quo

80 Cliffs’ Board has become a refuge for failed CEOs % Shareholder Loss as CEO James Kirsch (Nov ‘05 – Nov ’12 ) Richard Riederer (Nov ‘95 – Jan ’01) Stephen Johnson (Dec ‘09 – Oct ‘13) Gary Halverson (a) (Nov ’13 – present) (86%) (39%) (72%) (47%) (100%) (80%) (60%) (40%) (20%) 0% (a) Halverson served as COO and President from November 28, 2013 to February 12, 2014, during which time the CEO seat remained va can t; he became CEO thereafter.

Casablanca’s Views CEO (Nov ‘05 – Nov ‘12) Cliffs Director (Mar ‘10 – Present) • Oversaw 86% value destruction as CEO of Ferro • During Kirsch’s tenure, over - invested in a trendy solar energy strategy • Stock recovered 413% after Kirsch departed (a) • As a Cliffs Board member, approved similarly - trendy over - investment 81 0.00 10.00 20.00 $30.00 Nov-05 Aug-07 May-09 Feb-11 Nov-12 Nov 2012: Kirsch resigns $2.64 Nov 2005: Kirsch Appointed CEO $19.52 James Kirsch: CEO Experience 86% Shareholder Loss Ferro Stock Price under CEO Kirsch (a) Through March 4, 2014.

Casablanca’s Views CEO (Dec ‘09 – Oct ‘13) Cliffs Director (Oct ‘13 – Present) • Oversaw 39% value destruction as CEO of McDermott • Stock recovered 26% after Johnson’s departure (a) • Cliffs’ announcement of Johnson’s directorship: 82 Stephen Johnson: CEO Experience 5.00 12.00 19.00 $26.00 Dec-09 Dec-10 Nov-11 Oct-12 Oct-13 Oct 2013: Johnson announced retirement $7.20 Dec 2009: Johnson Appointed CEO $11.80 (a) Through January 16, 2014. (b) Source: September 30, 2013 Company press release. McDermott Stock Price under CEO Johnson “[Johnson] brings forth exceptional experience with large international construction projects. Steve's strategic counsel will be important to our board as we execute future expansion and growth plans .” (b) 39% Shareholder Loss

Casablanca’s Views CEO (Nov ‘95 – Jan ‘01) Cliffs Director (Jun ‘02 – Present) • Sole CEO experience was at $200 million market cap company • Market cap declined by 72% to ~$50 million while Riederer served as CEO • Has served on Cliffs’ Board for 12 years — oversaw hiring of both Carrabba and Halverson 83 Richard Riederer : CEO Experience 0.00 2.00 4.00 6.00 $12.00 Nov-95 Mar-97 Jun-98 Oct-99 Jan-01 Jan 2001: Riederer resigns $1.20 Nov 1995: Riederer appointed CEO $4.25 Weirton Steel Stock Price under CEO Riederer 72% Shareholder Loss

Casablanca’s Views • No CEO or board experience before joining Cliffs • Joined Cliffs as CEO - in - training (CEO spot left empty) • Market cap declined by 47% since Halverson joined in Nov 2013 84 Cliffs Stock Price under Halverson 47% Shareholder Loss COO (Nov ‘13 – Feb ‘14) CEO (Feb ‘14 – Present) Cliffs Director (Nov ‘13 – Present) June 2014: Present $14.54 Nov 2013: Halverson appointed COO $27.50 Gary Halverson: CEO Experience 12.00 18.00 24.00 $30.00 Nov-13 Jan-14 Mar-14 Apr-14 Jun-14

V The Casablanca Plan to Unlock Value 85

86 Multi - pronged plan Install new leadership  Refocus on core U.S . business  Stop the bleeding at Bloom Lake  Exit i nternational  Divest non - core assets  Address cost structure  Return capital to shareholders  Explore second - stage value - creation opportunities 

87 “New Cliffs” would be a regional champion • Reduced commodity risk • Geographically protected market • Single, high - quality, reliable product • Strong market share • Premier end markets • Simplified story • Focused management • Healthy balance sheet • Lean operating structure • Tangible growth opportunities What’s left What’s discarded • Seaborne iron ore volatility • High - risk development overhang • Far - flung geography • Distracting exploration efforts • Loss - making operations • Excessive corporate overhead

88 Producing at a loss is imprudent — a more proactive approach is needed • Move quickly to stop bleeding • No more producing at a loss per incremental ton • Implement robust strategic review process • Expand range of strategic solutions • Aggressively restructure take - or - pay contract • Reengage with current JV partner (Wuhan) • Strive to repair relationship Stop the bleeding at Bloom Lake  Derisk, defease and deconsolidate

89 Cliffs is too small to compete head - to - head with the iron ore majors • Exit seaborne markets in most efficient way possible • Many potential mechanisms (spin - off, sponsored spin, partial sale or total sale) • Asia Pacific should be sold now • Holds greatest strategic value today • Value declines each year given projected end of life • Bloom Lake and Asia Pacific can be packaged together, if optimal structure • “Cliffs International” could have strategic value to selected potential buyers • Proceeds can be put to better use at home • Shore up balance sheet / reduce debt • Return capital to shareholders • Focus on domestic opportunities (e.g., direct reduced iron (DRI)) Exit international  Cliffs has limited international expertise and s hould focus on its core U.S. Iron Ore business

90 Non - core assets are a distraction and drag on the balance sheet • Development portfolio became a slush fund for disparate endeavors • Chromite • Nickel • 10% interest in Zenyatta Ventures (TSX: ZEN) — graphite • Other development projects • Coal • 115 MW Silver Bay power plant Divest non - core assets  Management attention must be focused on key areas of opportunity

91 Cliffs must adopt an ownership attitude towards costs • Corporate footprint remains bloated and far - flung • 442 people in corporate • Seven offices on 3 continents • Cost cutting opportunity far exceeds Company guidance, in our view: Casablanca estimates an additional $75 – $100 million per year of overhead can be cut Address c ost structure  Benchmarking SG&A as % of Revenue Cliffs SG&A Opportunity Historical 2013 LTM Benchmarking: SG&A as % of Revenue Diversified Mid-tiers Teck Resources 1.4% 1.4% Hudbay 7.7% 8.5% Lundin 3.2% 3.4% Thompson Creek 2.1% 2.3% Median - Diversified Mid-tiers 2.7% 2.8% Cliffs Natural Resources 4.1% 4.3% Illustrative SG&A Margin (a) SG&A Reduction (bps) SG&A Reduction ($ mm) Pro Forma SG&A ($ mm) Illustrative Value per Share of Savings (b) Cliffs LTM 4.6% 0 -$ 234$ -$ Run Rate (c) 4.3% (29) (30) 204 0.84 Guidance 3.9% (69) (49) 185 1.38 3.6% (100) (64) 170 1.79 3.1% (150) (88) 147 2.46 Comps Median 2.6% (200) (112) 123 3.13 2.1% (250) (135) 99 3.80 1.6% (300) (159) 75 4.47 Best in Class Notes appear at the end of the section. (d)

92 • Geographically protected niche • Largest iron ore producer in the United States • Close to 60% of the iron ore production capacity in the Great Lakes • Current production rates imply 40+ years of mine life on proven reserves • Long - term supply contracts buffer commodity price swings • We believe Cliffs can be profitable even in a commodity pricing downcycle • Steps to take: • Refine portfolio to emphasize these assets • Drive down costs and increase efficiency • S trengthen contractual relationships with customers • Invest in business Casablanca believes Cliffs’ U.S. Iron Ore business is underappreciated by the market and holds the key to its future Refocus on core U.S . business  Cliffs’ U.S. business remains its greatest strength and opportunity

93 Shareholders have received too little for too long • Refocused Cliffs should have capacity to increase its dividend payout without eroding credit metrics • Increased return of capital should : • Instill financial discipline • More clearly communicate priorities to investors Return capital to shareholders  Available Free Cash Flow per Share for Dividends Under Casablanca Plan (a) Net Debt / EBITDA (a) Net Debt / EBITDA assumes estimated net proceeds from asset sales of $1.25 billion received in 2015. Long - term Iron Ore 2014 2015 2016 2017 Shareholder returns can no longer be an afterthought $90 $2.88 $3.15 $2.67 $1.72 $100 2.96 $3.43 3.12 2.26 $110 3.05 $3.70 3.58 2.80 $90 2.8x 1.0x 0.8x 0.8x $100 2.7 0.9 0.5 0.3 $110 2.7 0.8 0.3 (0.1)

94 After implementing our plan, Cliffs will be well positioned for additional second - stage value creation o pportunities Explore second - stage value - creation opportunities  • Domestic expansion • Cliffs ideally suited for direct reduced iron ( DRI) opportunity • Large market opportunity for Cliffs • MLP : • Casablanca has conducted significant research with both MLP capital markets bankers and investors • Believe an MLP can be executed successfully in appropriate market conditions to reduce corporate taxes and enhance investor distributions • Sale of the Company: • Cliffs is the only pure - play iron ore miner to offer strategic access to the U.S. market in this scale U.S. Iron Ore business is profitable and strategic

95 (a) Implied SG&A Margin calculated as Pro Forma SG&A divided by Casablanca forecast 2014 revenues of $4,771 million . (b) Illustrative Value per Share calculated as SG&A reduction valued at 5.0x multiple, divided by current diluted shares outstanding. (c) Run Rate calculated as last quarter annualized. (d) Reflects year end 12/31. Notes

A Effective Board and New Leadership for Cliffs 96

97 Casablanca’s Board candidates are highly qualified Financial/Transactional Metals & Public Company Experience Experience Mining Other Investment Principal Name Experience CEO Executive Board Banking Investing Lourenco Goncalves x x x x Rip Fisher x x x x Patrice Merrin x x x x Joseph Rutkowski x x Gabriel Stoliar x x x x Douglas Taylor x x x

98 Our Board nominee qualifications Nominees Key Qualifications Lourenco Goncalves CEO Candidate  Hired as CEO of Metals USA in February 2003; took the company private in November 2005; IPO’d the company in April 2010 and sold the company to Reliance Steel & Aluminum in April 2013  CEO of California Steel Industries from March 1998 to February 2003 Rip Fisher  Former Goldman Sachs Managing Director, Head of Mining and Head of Canadian Corporate Finance and Investment Banking  Former Director of CML HealthCare Inc., Chairman of Compensation Committee and Independent Committee to study Strategic Alternatives (company sold for 49% premium) Patrice Merrin  Director of Stillwater Mining  Former Chairman of CML HealthCare Inc.  Director of Climate Change and Emissions Management Corp.  Former CEO of Luscar and Executive Vice President of Sherritt International Joseph Rutkowski  Former Nucor Corporation Executive Vice President of Business Development Gabriel Stoliar  Managing Partner of Studio Investimentos, an asset management firm  Former Vale S.A. CFO and Executive Director of Planning & Business Development  Former BNDES Executive Director  Current Chairman of Tupy (publicly traded) Douglas Taylor  Managing Partner and Co - CIO of Casablanca Capital LP  Former Lazard Frères & Co and Wasserstein Perella Managing Director  Former Director and CFO of Sapphire Industrials

99 Casablanca is not seeking to “take control” of Cliffs • Wrong to assert Casablanca seeks “full control of Cliffs’ Board… without paying a control premium” • All of our nominees would be independent directors at Cliffs and owe fiduciary duties equally to all shareholders • Five of our director nominees are independent of Casablanca • Have no prior relationship with Casablanca • Do not (and will not) receive any compensation from Casablanca • Casablanca is only seeking a majority to ensure new executive leadership is installed at this critical juncture • Our proposed settlement agreement provided for three out of nine directors with Mr. Goncalves as Executive Chairman and Gary Halverson remaining as CEO Meaningful change would benefit all shareholders

100 • Metals USA • Served as President and Chief Executive Officer from February 2003 until the sale of Metals USA to Reliance Steel & Aluminum in April 2013 • Metals USA was one of the largest metals service center businesses in the United States, operating 48 locations • California Steel Industries (CSI) • Served as President and Chief Executive Officer of CSI, a joint venture between Vale and Kawasaki Steel (now JFE Holdings), from March 1998 to February 2003 • Transformed company from a break - even steel producer into one of the most important and profitable players in the flat rolled steel industry • Companhia Siderurgica Nacional (CSN) • From 1981 to 1998 Mr. Goncalves worked at CSN, where he held the position of Managing Director • CSN is one of the largest steel producers in Brazil and is vertically integrated with iron ore operations Lourenco Goncalves: 30 years of experience Lourenco Goncalves is a proven value creator for shareholders

101 Creating value for shareholders at Metals USA February 2003 • Lourenco Goncalves joins Metals USA as its President and CEO • Stock price: $3.08 January / July 2007 • Metals USA pays a total of $275 million in dividends to its shareholders August 2012 • Apollo completes a $59 million secondary offering, retaining 53% ownership May 2005 • Metals USA is taken private by Apollo for $22 per share • Apollo invests $136 million of equity ($752 million transaction value) May 2006 • Metals USA pays a $25 million dividend to its shareholders April 2010 • Metals USA IPO through a 100% primary offering. Apollo retains 64% ownership February 2013 • Metals USA is sold to Reliance Steel & Aluminum for $1.2 billion in cash 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 ~7x increase from the time Mr. Goncalves took over as CEO Apollo made approximately 5.5x its original investment over eight years

102 $1.5 million Aligned with shareholders: personally invested $1.5 mm in Cliffs Lourenco Goncalves

B Implementation Plan 103

104 Comprehensive preparation for the first 90 days • Board - level • Board nominees have regularly convened telephonically and in - person • Implementation plan conceived, reviewed and iterated by all nominees • CEO - level • Mr. Goncalves has engaged in an in - depth process to establish the CEO’s 90 - Day Plan, including the following: • Met with current and prospective Cliffs shareholders • Undertook thorough financial review • Assessed market opportunity to strengthen core U.S. iron ore • Identified strategic opportunities around portfolio mix • Integrated feedback from Board nominees • Met with executives of mining peers • Met with multiple investment banks, discussing topics including: • Strategic / M&A interest in Cliffs assets • Credit profile and ratings agencies’ perspectives

105 Plan for the First 90 Days Employee Communications • Communicate the new strategy and new direction to all employees, from direct reports down to the rank and file • Set clear expectations • Emphasize ownership approach • Implement a phone and web - based hotline, allowing employees to communicate directly with the CEO Organizational Changes • Establish known performance indicators and internal operational covenants • Establish HR task force to conduct organizational review • Simplify organization chart to reduce layers of Management and Management positions • Identify the real talent within the Company and promote the talented players to key positions • Integrate Board: assess areas of expertise/knowledge for both legacy and new Board members Safety • Ensure all officers and managers are directly responsible for the safety of their personnel • Gather and assess institutional awareness and current systems • Ensure that all bonuses have clearly - identifiable link to Total Recordable Incident Rate (“TRIR”)

106 Plan for the First 90 Days (cont’d) Internal Controls • Implement a new, simplified and objective Management Information Reporting System to generate mission - critical daily, weekly and monthly information • Establish benchmarks to identify what is and is not working • Meet with internal and independent auditors ( Deloitte & Touche LLP) Strategic & Asset Review • CEO to lead comprehensive strategic and asset review, develop strategic plan and present to Board Bloom Lake Restructuring • Suspend all growth capex and all maintenance capex except urgent safety - related projects until a comprehensive capex review has been concluded • Meet with and engage current JV partner (Wuhan) • Understand original reasoning to invest in Bloom Lake and their current view • Actively engage with other potential strategic partners Address Non - Core Assets • Engage investment bank(s) to provide views on divesting Asia Pacific, Chromite, Coal and other non - core assets • Reach out to all parties that have previously demonstrated serious interest in acquiring non - core assets

107 Plan for the First 90 Days (cont’d) Customers • Engage with key customers and internal relationship managers • Assess status of relationship • Communicate objectives • Review all customer contracts Creditor Engagement • Meet with banks • Meet with rating agencies • Clearly articulate goals and credit priorities

VI Closing Thoughts 108

109 Cliffs’ (actual and illustrative ) objections and our responses • Plan does not fundamentally alter organizational structure • Cost - cutting opportunity is far greater than Management has indicated • Strategic review appears to lack intensity • No obvious self - help solutions • Cliffs has ruled out broader solutions (e.g., including Asia Pacific) • Returning capital is part of a broader plan to reduce costs and capex, and to monetize non - core assets • Plan is structured to preserve balance sheet integrity • There are no operating benefits between the Asia Pacific and the North American assets — corporate oversight from Cleveland makes no sense • Buyers likely to pay greatest strategic value now • The Company should not be trying to call the bottom of the market • Market is not recognizing value while the right buyer will • Serious buyers should value assets taking the entire commodity cycle into account • Proceeds can be used to pay down debt • Removal of seaborne iron ore exposure reduces risk profile We already have a plan to reduce SG&A and Exploration We’re already reviewing strategic alternatives at Bloom Lake Returning capital to shareholders endangers our credit profile Asia Pacific is strategic — we should retain it We don’t want to sell assets in a down market Divesting Asia Pacific would endanger our credit profile

110 Cliffs’ (actual and illustrative) objections and our responses (cont’d) • Diversified earnings benefit M anagement, not shareholders – Hide inefficiencies – “Cookie jar” to manage earnings • Fit - and - focus benefits of narrower operations would far outweigh supposed diversification benefits • Diversification has increased risk profile and destroyed value • Mr. Goncalves served as General Superintendent of CSN, which owns the Casa de Pedra iron ore mine • He holds a Master’s degree in Metallurgical and Mining Engineering • Far - flung operations increase operating costs and dilute Management focus • There are no discernable overlaps in customers or operations Our diversified asset base reduces risks to shareholders Lourenco Goncalves lacks mining experience Our asset base enjoys operating synergies • This is an entrenchment device, in our view — Cliffs is attempting to limit Casablanca to a cosmetic role without implementing real change We are already giving Casablanca two seats on our Board • First, Cliffs halted its Bloom Lake expansion — a step that fundamentally changes the story for a spin - off • A separation by another mechanism is still core to our plan Casablanca dropped its proposal for a spin - off • Only one Casablanca nominee works for Casablanca Capital, the other five are independent • Changes implemented would be for the benefit of all shareholders Casablanca just wants to take control

111 Conclusion • As a significant shareholder, Casablanca is alarmed by the value destruction that has occurred under this Board's watch • The status quo is unacceptable in our view and shareholders have suffered enough • Cliffs desperately needs a new strategy and leadership with a fresh perspective • We believe substantial shareholder representation among a group of highly qualified, independent directors on Cliffs’ Board, and a new CEO, are critical components of any solution Casablanca believes its slate of director nominees is overwhelmingly qualified and offers a superior alternative to the incumbent directors who are up for reelection at the 2014 annual meeting

112 Vote the GOLD proxy card • Casablanca urges shareholders to vote the GOLD proxy card • For additional information, please contact our proxy solicitor: 437 Madison Avenue, 28th Floor New York, N.Y. 10022 (212) 297 - 0720 Stockholders Call Toll - Free at: (877) 274 - 8654 E - mail: info@okapipartners.com

Appendix 113

114 Lourenco Goncalves • Mr. Goncalves served as Chairman of the Board, President and Chief Executive Officer of Metals USA Holdings Corp., a leading American manufacturer and processor of steel and other metals, from May 2006 through April 2013, and was President , Chief Executive Officer and a director of the company since February 2003 • Prior to Metals USA, Mr. Goncalves served as President and Chief Executive Officer of California Steel Industries, Inc. from March 1998 to February 2003 • From 1981 to 1998 he was employed by Companhia Siderúrgica Nacional (“CSN”), a leading steel and mining company in Brazil, where he held several positions in operations and sales • From October 2011 until April 2014, Mr. Goncalves served as a board member of Ascometal SAS, a manufacturer of special steel headquartered in Paris , France • Mr. Goncalves earned a Masters of Science degree in Metallurgical and Mining Engineering from the Federal University of Minas Gerais in Belo Horizonte, Brazil and a Bachelor’s degree in Metallurgical Engineering from the Military Institute of Engineering in Rio de Janeiro, Brazil • Mr . Goncalves’ qualifications as director include his more than 30 years of experience in the metals and mining industries, and his extensive experience serving on the boards of directors in the United States and abroad

115 Rip Fisher • Mr. Fisher serves as the President and Chief Executive Officer of George F. Fisher , Inc ., a private investment company that manages a portfolio of public and private investments , and has done so since 2002 • Mr . Fisher served in various positions with Goldman, Sachs & Co., an American multinational investment banking firm, from 1982 until 2001, eventually serving as Managing Director and head of its Canadian Corporate Finance and Canadian Investment Banking units for eight years • Mr . Fisher worked extensively with many of the leading North American metals and mining companies, and also served as the head of Goldman’s Investment Banking Mining Group • Mr . Fisher served as a director of CML HealthCare, Inc., a leading provider of private laboratory testing services , from 2010 until 2013 • Mr . Fisher served on CML’s Audit and Corporate Governance Committees, and as the Chairman of CML’s Human Resources Committee , Chief Executive Officer Search Committee and the Special Committee to consider strategic alternatives; d uring his term, Mr. Fisher's committees hired a new Chief Executive Officer, re - aligned management compensation plans, and the company was sold for a 49 % premium to the public price • Mr. Fisher currently serves as Vice President and Scholarship Committee Chair of Sailfish Point Foundation, a non - profit foundation, since 2012; he served as President of Westchester Youth Soccer League, a non - profit organization, from 2004 until 2011 • Mr. Fisher holds a Bachelor of Arts degree from Dartmouth College and a Master of Arts degree in Law and Diplomacy from Tufts University • Mr . Fisher’s qualifications as director include his vast experience in the investment and finance industries which included advising the boards of numerous public companies, and his previous directorship

116 Patrice Merrin • Ms. Merrin has been a director of Stillwater Mining Company, which mines and refines PGMs, since May 2013 • At Stillwater Mining Company, she is also Chairman of the Corporate Governance and Nominating Committee, a member of the Compensation Committee and was Chairman of the CEO Search Committee • She was Chairman of the board of directors of CML HealthCare Inc., a leading provider of medical diagnostic laboratory services, from March 2011 to September 2013, at which time the company was acquired by OMERS/Borealis • Ms . Merrin had been a director of CML since 2008 and had served as Interim Chief Executive Officer from May 2011 to February 2012 • Ms. Merrin served as a director of Enssolutions Group Inc., which provides engineered environmental applications for mine tailings control, process dust and stockpile sealing from 2009 to 2011 • She was a director of The NB Power Group, a company that generates and distributes electricity from nuclear, hydro, wind and oil from 2007 to 2009, and was Chairman of the Environment, Health and Safety Committee from 2008 to 2009 • From 2005 to 2006, Ms. Merrin served as President, Chief Executive Officer and a director of Luscar Ltd., Canada’s largest producer of thermal coal, and as Executive Vice - President from 2004 - 2005; during her tenure, Luscar was owned equally by Sherritt International Corporation and Ontario Teachers’ Pension Plan Board • Prior to joining Luscar, from 1999 to 2004, Ms. Merrin was Executive Vice President and Chief Operating Officer of Sherritt International, a diversified international natural resources company with assets in base metals mining and refining, thermal coal, oil , gas and power generation • Since January 2012, Ms. Merrin has been a director of Ontario’s air ambulance service , where she chairs the Human Resources and Compensation Committee and was Chairman of the CEO Search Committee. She was a Director of the Climate Change and Emissions Management Corporation, created to support Alberta’s initiatives on climate change and the reduction of emissions, from 2009 to 2014 • Ms. Merrin was a member of the National Advisory Panel on Sustainable Energy Science and Technology from 2005 to 2006, and from 2003 to 2006 was a member of Canada’s National Round Table on the Environment and the Economy • Ms. Merrin holds a Bachelor of Arts degree from Queen’s University and completed the Advanced Management Programme at INSEAD • Ms. Merrin’s qualifications include her extensive operating and financial experience as a senior executive and multiple directorships

117 Joseph Rutkowski • Mr. Rutkowski spent 21 years at Nucor Corporation (“Nucor”), the largest steel producer in the United States prior to his departure in 2010 • Mr . Rutkowski began his career with Nucor in 1989 at Nucor Cold Finish, a division of Nucor and the largest cold finished bar producer in North America • He served as manager of melting and casting at the Nucor steel division from 1991 until 1992 and general manager of Nucor from 1992 until 1998 • He was promoted to Vice President in 1993 and Executive Vice President in 1998 • Mr. Rutkowski holds a Bachelor’s of Science in Mechanics and Materials Science from Johns Hopkins University • Mr. Rutkowski’s qualifications as director include over 30 years of experience in the steel industry, including 12 years of service as an Executive Vice President of Nucor, a publicly traded Fortune 300 company • Mr. Rutkowski currently serves as a Principal at Winyah Advisors LLC, a management consulting firm, and has served in this role since 2010

118 Gabriel Stoliar • Mr. Stoliar currently serves as managing partner of Studio Investimentos, an asset management firm focused on Brazilian equities, where he has served since 2009 • Mr. Stoliar serves as Chairman of the board of directors at Tupy S.A., a publicly - traded foundry and casting company, and has done so since 2009 • Mr . Stoliar has also served on the boards of directors of Knijnik Engenharia Integrada, an engineering company, and LogZ Logistica Brasil S.A., a ports logistic company, since 2013 and 2011 , respectively • Mr. Stoliar previously served as the Chief Financial Officer and Head of Investor Relations and subsequently as Executive Director of Planning and Business Development at Vale S.A., a Brazilian multinational diversified metals and mining company , from 1997 until 2008 • He was an Executive Director at BNDES Participações from 1994 to 1997 • Mr. Stoliar holds a Bachelor’s of Science in Industrial Engineering from the Universdade Federal do Rio de Janeiro, a post graduate degree in Production Engineering with focus in Industrial Projects and Transportation from the Universdade Federal do Rio de Janeiro and an Executive MBA from PDGSDE / RJ • Mr . Stoliar’s qualifications as director include his vast experience in and relating to the metals and mining industries along with his extensive experience serving on various boards of directors

119 Douglas Taylor • Mr. Taylor has served as Managing Partner and Co - Chief Investment Officer of Casablanca Capital LP, a hedge fund, since he co - founded it in 2010 • Prior to Casablanca , Mr. Taylor was a Managing Director at Lazard Freres & Co. LLC, a leading financial advisory and asset management firm, from 2002 until 2010 • From 2000 until 2001, Mr. Taylor served as a Managing Director of Dresdner Kleinwort Benson , and from 1993 until 2000, he held various positions, including Managing Director at Wasserstein Perella, a global mergers and acquisitions advisory and investment firm, which was bought by Dresdner Bank • Mr . Taylor began his investment banking career at Toronto Dominion Bank, a Canadian multinational banking and financial services corporation, where he served as Associate from 1990 until 1993 • From 2008 to 2010, Mr. Taylor was the Chief Financial Officer and director at Sapphire Industrials Corp., a blank check company formed for the purpose of effecting business combinations with one or more operating businesses • Mr. Taylor holds a Bachelor of Arts degree in Economics from McGill University and a Master of Arts degree in International Affairs from Columbia University School of International and Public Affairs